U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):
                                                  March 10, 2005 (March 8, 2005)
                                                  ------------------------------

                             ONE LINK 4 TRAVEL, INC
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               (Exact Name of Registrant as Specified in Charter)

Commission file number: 333-81922

            Delaware                                      43-1941213
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA            94105
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       (Address of principal executive offices)                       (Zip Code)

                                 (415) 293-8277
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               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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                             ONE LINK 4 TRAVEL, INC
                    Information to be Included In the Report

Item 1.01.  Entry into a Material Definitive Agreement.
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     On March 8, 2005, the Company received a signed agreement from PayPal, Inc.
for use of PayPal's online payment service and related products and services.
The Company entered into the agreements to provide the payment mechanism for the integrated global distribution and financial settlement services developed by the Company to be used by travel agencies and travel industry providers located in the U.S. and Canada.

     In August 2004 the Company entered into a User Agreement with PayPal, Inc. Prior to entering into the User Agreement, there was no material relationship between the Company and PayPal, Inc.

Item 7.01.  Regulation FD Disclosure.
-------------------------------------

     On March 10, 2005, the Company issued a news release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.
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     (c) Exhibits.

     99.1 News Release, dated March 10, 2005.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               ONE LINK 4 TRAVEL, INC
                                               (Registrant)


Date: March 10, 2005                           /s/ F.W. Guerin
                                               ----------------------
                                               F.W. Guerin
                                               Chief Executive Officer




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